UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
October 31, 2006

STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement dated as of October 1, 2006, providing for the issuance of Lehman XS Trust Mortgage Pass-Through Certificates, Series 2006-17)

Lehman XS Trust 2006-17
(Exact Name of Issuing Entity)

Structured Asset Securities Corporation
(Exact Name of Registrant as Specified in its Charter)

Lehman Brothers Holdings Inc.
(Exact Name of Sponsor as Specified in its Charter)

Delaware	333-133985	74-2440850
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
Of Incorporation)	File Number)	Identification No.)

745 Seventh Avenue, 7th Floor New York, NY	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 526-7000

No Change
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

The Registrant registered issuances of Lehman XS Trust Mortgage Pass-Through Certificates Series 2006-17, on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-133985) (the “Registration Statement”). Pursuant to the Registration Statement, the Registrant issued approximately $1,307,826,000 in aggregate principal amount of Class 1-A1, Class 1-A2, Class 1-A3, Class 1-A4A, Class 1-A4B, Class 1-A5, Class 1-M1, Class 1-M2, Class 1-M3, Class 1-M4, Class 1-M5, Class 1-M6, Class 1-M7, Class 1-M8 and Class 1-M9 Lehman XS Trust Mortgage Pass-Through Certificates, Series 2006-17 on October 31, 2006. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated September 13, 2006, as supplemented by the Prospectus Supplement dated October 30, 2006 (the “Prospectus Supplement”) to file a copy of the Trust Agreement (as defined below) and other operative agreements executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

The Offered Certificates (as defined herein) and the Other Certificates (as defined herein) were issued pursuant to a Trust Agreement (the “Trust Agreement”), attached hereto as Exhibit 4.1, dated as of October 1, 2006, among Structured Asset Securities Corporation, as depositor, Citibank, N.A., as Trustee and Aurora Loan Services LLC, as master servicer. The “Offered Certificates” consist of the following classes: Class 1-AIO, Class 1-A1, Class 1-A2, Class 1-A3, Class 1-A4A, Class 1-A4B, Class 1-A5, Class 1-M1, Class 1-M2, Class 1-M3, Class 1-M4, Class 1-M5, Class 1-M6, Class 1-M7, Class 1-M8, Class 1-M9, Class WF-1-1, Class WF-1-2, Class WF-2, Class WF-3-1, Class WF-3-2, Class WF-3-3, Class WF-4-1, Class WF-4-2, Class WF-5, Class WF-6-1, Class WF-6-2, Class WF-M1, Class WF-M2, Class WF-M3, Class WF-M4, Class WF-M5, Class WF-M6, Class WF-M7, Class WF-M8, Class WF-M9 and Class WF-M10 Certificates. The Offered Certificates and the “Other Certificates” (consisting of the Class 1-P, Class 2-P, Class S-X, Class C-X, Class 1-X, Class 2-X, Class LT-R-1, Class LT-R-2, Class R-1 and Class R-2 Certificates), evidence all of the beneficial ownership interest in a trust fund (the “Trust Fund”) the assets of which will primarily consist of two pools consisting of conventional, first lien, adjustable and fixed rate, fully amortizing and balloon residential mortgage loans (the “Mortgage Loans”) with an aggregate outstanding principal balance of approximately $1,315,770,849 as of October 1, 2006, together with certain other assets. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

On October 31, 2006, the following classes of certificates in the following amounts were sold by the registrant to affiliates of the registrant in private placements in reliance on Section 4(2) of the Securities Act of 1933:

Class	Initial Principal Balance
Class 1-P	$100
Class 2-P	$100
Class 1-X	N/A
Class 2-X	N/A

Class C-X	N/A
Class S-X	N/A
Class LT-R-1	N/A
Class LT-R-2	N/A
Class R-1	N/A
Class R-2	N/A

The net proceeds from the sale of these certificates were applied by the registrant toward the purchase of the mortgage loans constituting the pool assets.

Item 9.01. Financial Statements and Exhibits

(a)   Not applicable.

(b)   Not applicable.

(c)   Not applicable.

(d)   Exhibits:

4.1	Trust Agreement dated as of October 1, 2006, among Structured Asset Securities Corporation, as Depositor, Citibank, N.A., as Trustee and Aurora Loan Services LLC, as Master Servicer.

99.1	Mortgage Loan Sale and Assignment Agreement dated as of October 1, 2006, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2	Servicing Agreement dated as of October 1, 2006, among Aurora Loan Services LLC, as Master Servicer and Servicer, and Lehman Brothers Holdings Inc., as Seller.

99.3	Reconstituted Servicing Agreement dated as of October 1, 2006, among Wells Fargo Bank, N.A., as Servicer, and Lehman Brothers Holdings Inc., as Seller.

99.4	Interest Rate Swap Agreement, dated as of October 31, 2006 (including schedule, trade confirm and ISDA Master Agreement), each between IXIS Financial Products Inc. and Lehman XS Trust, Series 2006-17.

99.5
Interest Rate Cap Agreement, dated as of October 31, 2006 (including schedule, trade confirm and ISDA Master Agreement), each between Lehman Brothers Special Financing Inc. and Lehman XS Trust, Series 2006-17.

99.6	MBIA Insurance Corporation Certificate Guarantee Insurance Policy (No. 487150).

99.7	The Mortgage Guaranty Insurance Corporation Mortgage Guaranty Master Policy (No. 05-020-4-4681) including Endorsement.

99.8	Primary Mortgage Insurance Co. Master Mortgage Policy No. 21046-0032-0 PMI Bulk Deal No. 2006-0908; and Bulk Primary First Lien Master Policy UW 2510.00(09/00) including Endorsement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRUCTURED ASSET SECURITIES
CORPORATION

By: /s/ Ellen V. Kiernan____________
Name: Ellen V. Kiernan
Title: Senior Vice President

Dated: October 31, 2006

EXHIBIT INDEX

Exhibit No.	Description

4.1	Trust Agreement dated as of October 1, 2006, among Structured Asset Securities Corporation, as Depositor, Citibank, N.A., as Trustee and Aurora Loan Services LLC, as Master Servicer.

99.1	Mortgage Loan Sale and Assignment Agreement dated as of October 1, 2006, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2	Servicing Agreement dated as of October 1, 2006, among Aurora Loan Services LLC, as Master Servicer and Servicer, and Lehman Brothers Holdings Inc., as Seller.

99.3	Reconstituted Servicing Agreement dated as of October 1, 2006, among Wells Fargo Bank, N.A., as Servicer, and Lehman Brothers Holdings Inc., as Seller.

99.4	Interest Rate Swap Agreement, dated as of October 31, 2006 (including schedule, trade confirm and ISDA Master Agreement), each between IXIS Financial Products Inc.and Lehman XS Trust, Series 2006-17.

99.5
Interest Rate Interest Rate Cap Agreement, dated as of October 31, 2006 (including schedule, trade confirm and ISDA Master Agreement), each between Lehman Brothers Special Financing Inc. and Lehman XS Trust, Series 2006-17.

99.6	MBIA Certificate Guarantee Insurance Policy dated of October 31, 2006, issued by MBIA Insurance Corporation.

99.7	The Mortgage Guaranty Insurance Corporation Mortgage Guaranty Master Policy (No. 05-020-4-4681) including Endorsement.

99.8	Primary Mortgage Insurance Co. Master Mortgage Policy No. 21046-0032-0 PMI Bulk Deal No. 2006-0908; and Bulk Primary First Lien Master Policy UW 2510.00(09/00) including Endorsement.

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